OHIO NATIONAL FUND, INC.
Supplement dated August 16, 2010 to the
Prospectus dated May 1, 2010
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated May 1, 2010:
Small Cap Growth Portfolio
The following replaces the corresponding information found under “Management” in the Fund Summary section of the Prospectus:
Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Chad Meade, Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, has co-managed the Portfolio since July 2010. Brian A. Schaub, CFA, Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, has co-managed the Portfolio since July 2010.
Management of Portfolios
All references to Mr. Bales are deleted.
Chad Meade has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since July 2010. Mr. Meade is Co-Portfolio Manager and Executive Vice President of Janus Triton Fund, a position he has held since July 2006. He is also an equity research analyst, focusing on small- and mid-capitalization stocks in the industrials and health care sectors. Prior to joining Janus as a research analyst in August 2001, Mr. Meade worked as a financial analyst for Goldman Sachs’ global investment research team. He received his bachelor of science degree in finance from Virginia Tech, where he graduated summa cum laude, and was a member of the Omicron Delta Kappa Honor Society. He has 11 years of financial industry experience.
Brian Schaub has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since July 2010. Mr. Schaub is Co-Portfolio Manager and Executive Vice President of Janus Triton Fund, a position he has held since July 2006. He is also an equity research analyst, primarily focusing on the communications sector and small- and mid-cap equities. Mr. Schaub joined Janus as a research analyst in June 2000. He received his bachelor of arts degree in economics from Williams College, where he graduated cum laude and won the Arthur B. Graves, Class of 1858, Essay Prize in Economics for his work on Dell Computer. He holds the Chartered Financial Analyst designation and has 10 years of financial industry experience.